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                                                                   Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 19, 2000 (except for Note 4, as to which the date is August 9, 2000), which appears on page 25 of the Annual Report to Shareholders of i2corp.com for the year ended March 31, 2000.


                                              /s/ PIERCY, BOWLER, TAYLOR & KERN


Las Vegas, Nevada
March 13, 2001